Fees Summary	May 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	153,146.86
Total Transaction Valuation	1,000,306,090.77
Total Offset Amount	0.00
Net Fee	$ 153,146.86